Alico Announces Regular Quarterly Dividend and Election of Directors

La Belle, Florida, January 23, 2007 -- Alico, Inc. (NASDAQ:ALCO), a land management company, announced at its annual stockholders meeting held on Friday January 19, 2007, the election by stockholders of John R. Alexander, Robert E. Lee Caswell, Evelyn D’An, Phillip S. Dingle, Gregory T. Mutz, Charles Palmer, Baxter G. Troutman, Robert J. Viguet, Jr. and Dr. Gordon Walker to serve on the Company’s Board of Directors. Additionally, the shareholders approved the Amended and Restated Directors Compensation Plan.

At its Board of Directors meeting following the Annual Stockholders meeting, the Board declared a regular quarterly dividend in the amount of $0.275 per share to be paid to shareholders of record as of March 30, 2007 with payment expected on or about April 15, 2007.

The Board also re-elected Mr. Alexander as Chairman and Mr. Mutz as Lead Director, and made the following committee appointments:

Audit:
Chairman    Phillip S. Dingle
                                                                          Evelyn D’An Financial Expert
                                                                          Gregory T. Mutz
                                                                          Gordon Walker

Compensation:
Chairman    Charles L. Palmer
                                                                          Gregory T. Mutz
                                                                          Robert J. Viguet, Jr.
                                                                          Gordon Walker
Nominating and Corporate
Governance:
Chairman    Gordon Walker
                                                                          Evelyn D’An
                                                                          Gregory T. Mutz
                                                                          Charles L. Palmer

Strategy and Business Development:
Chairman    Gordon Walker
                                                                          Phillip S. Dingle
                                                                          Gregory T. Mutz
                                                                          Charles L. Palmer
                                                                          Baxter G. Troutman
                                                                          Robert J. Viguet, Jr.

The Board also elected the following officers:

Chief Executive Officer                                 John R. Alexander

President and Chief Operating Officer       Dan L. Gunter

Senior Vice President, Chief Financial Officer,
  Treasurer and Assistant Secretary          Patrick W. Murphy

Senior Vice President, Real Estate              Michael D. Rosen

Senior Vice President, Human Resources and
Information Technology             Michael R. Talaga

Senior Vice President, Ag-Operations      Steven M. Smith

Senior Vice President,
                Non-Ag Operations                     Robert M. Bogart

Corporate Secretary                                    A. Denise Plair

Director of Accounting, Controller and
Assistant Treasurer                    Jerald R. Koesters

About Alico, Inc.

Alico, Inc., a land management company operating in Central and Southwest Florida, owns approximately 137,000 acres of land located in Collier, Glades, Hendry, Lee and Polk counties. Alico is involved in various operations and activities including citrus fruit production, harvesting and marketing, vegetable production, cattle ranching, sugarcane, sod production, rock mining, vegetable seedling greenhouse operations and forestry. Alico also leases land for farming, cattle grazing, recreation and oil exploration. Alico’s mission is to grow its earnings and asset values through its agricultural and real estate activities to produce superior long term returns for its shareholders.

For Further Information Contact:

John R. Alexander
La Belle, Florida
(863) 675-2966

Statements in this press release that are not statements of historical or current fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.